SMITH BARNEY INVESTMENT TRUST
on behalf of
SMITH BARNEY LARGE CAPITALIZATION GROWTH FUND


Supplement dated July 6, 2000
to the Prospectus dated March 29, 2000


The name of the Smith Barney Large Capitalization Growth
Fund, one of the funds comprising the Trust, has not changed and remains the same.